UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2007
LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in their charters)

Delaware	0-30242	72-1449411
Delaware	1-12407	72-1205791
(States or other jurisdictions	(Commission File	(IRS Employer
of incorporation)	Numbers)	Identification Nos.)
5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Series E Incremental Term Loan
On March 28, 2007, Lamar Media Corp., a wholly-owned subsidiary of Lamar Advertising Company, (the “Borrower”) entered into a Series E Incremental Loan Agreement (the “Series E Incremental Loan Agreement”) with the Subsidiary Guarantors (as defined therein), the lenders named therein (collectively, the “Series E Incremental Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (“JPMorgan”). The Series E Incremental Loan Agreement provides for loan commitments by the Series E Incremental Lenders of $250.0 million in aggregate principal amount of Incremental Loans in a single series of term loans to be designated the “Series E Incremental Loans,” which $250.0 million was funded on March 28, 2007.
Amortization
The Series E Incremental Loans will begin amortizing in quarterly installments paid on each June 30, September 30, December 31 and March 31 as follows:

Principal Payment Date	Principal Amount

June 30, 2009— March 31, 2010	$3,125,000
June 30, 2010— March 31, 2011	$6,250,000
June 30, 2011— March 31, 2012	$9,375,000
June 30, 2012— March 31, 2013	$43,750,000
The Series E Incremental Loans will mature March 31, 2013.
Interest
Interest on borrowings under the Series E Incremental Loan Agreement is calculated, at the Borrower’s option, at a base rate equal to (a) either of the following rates, plus (b) the applicable spread above such base rate (as described below):
     • with respect to base rate borrowings, the “Adjusted Base Rate,” which is equal to the higher of (i) the rate publicly announced by JPMorgan Chase Bank, N.A. as its prime lending rate and (ii) the applicable federal funds rate plus 0.5%; or
     • with respect to eurodollar rate borrowings, the rate at which eurodollar deposits for one, two, three or six months (as selected by us), or nine or twelve months (with the consent of the lenders), are quoted on the Dow Jones Telerate Screen multiplied by the statutory reserve rate (determined based on maximum reserve percentages established by the Board of Governors of the Federal Reserve System of the United States of America).

The spread applicable to borrowings under the Incremental Loan Agreement is determined by reference to our trailing leverage ratio as follows.

Range
of	Base Rate Series E	Eurodollar Series E
Total Debt Ratio	Incremental Loans	Incremental Loans

Greater than or equal to 5.00 to 1	0.250%	1.250%
Less than 5.00 to 1 and greater than or equal to 3.00 to 1	0.000%	1.000%
Less than 3.00 to 1 and greater than or equal to 2.50 to 1	0.000%	0.875%
Less than 2.50	0.000%	0.750%
Series F Incremental Term Loan
On March 28, 2007, Lamar Media Corp. also entered into a Series F Incremental Loan Agreement (the “Series F Incremental Loan Agreement”) with the Subsidiary Guarantors (as defined therein), the lenders named therein (collectively, the “Series F Incremental Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (“JPMorgan”). The Series F Incremental Loan Agreement provides for loan commitments by the Series F Incremental Lenders of $325.0 million in aggregate principal amount of Incremental Loans in a single series of term loans to be designated the “Series F Incremental Loans,” which $325.0 million was funded on March 28, 2007.
Amortization
The Series F Incremental Loans will begin amortizing in quarterly installments paid on each June 30, September 30, December 31, and March 31 as follows:

Principal Payment Date	Principal Amount

June 30, 2009— December 31, 2013	$812,500
March 31, 2014	$309,562,500
The Series F Incremental Loans will mature March 31, 2014.

Interest
Interest on borrowings under the Series E Incremental Loan Agreement is calculated, at the Borrower’s option, at a base rate equal to either of the following rates:
     • with respect to base rate borrowings, the “Adjusted Base Rate” (defined as the higher of (i) the rate publicly announced by JPMorgan Chase Bank, N.A. as its prime lending rate and (ii) the applicable federal funds rate plus 0.5%) plus a spread of 0.5%; or
     • with respect to eurodollar rate borrowings, the rate at which eurodollar deposits for one, two, three or six months (as selected by us), or nine or twelve months (with the consent of the lenders), are quoted on the Dow Jones Telerate Screen multiplied by the statutory reserve rate (determined based on maximum reserve percentages established by the Board of Governors of the Federal Reserve System of the United States of America) plus a spread of 1.50%.
Material Relationships
The Series E Incremental Lenders and the Series F Incremental Lenders and JPMorgan and their affiliates perform various financial advisory, investment banking, commercial banking and trustee services from time to time for us and our affiliates, for which they receive customary fees.
The foregoing descriptions are qualified in their entirety by reference to the Series E Incremental Loan Agreement and the Series F Incremental Loan Agreement filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Please refer to the discussion under Item 1.01 above, which is incorporated under this Item 2.03 by reference.
Item 8.01 Other Events
Amendments to Credit Agreement
The Borrower, the Subsidiary Guarantors, the Series E Incremental Lenders, the Series F Incremental Lenders and JPMorgan are parties to the Credit Agreement dated as of September 30, 2005 (as amended by Amendment No. 1 and Amendment No. 2 thereto). The Credit Agreement was further amended by Amendment No. 3 dated as of March 28, 2007 (“Amendment No. 3 to the Credit Agreement”), to (i) permit the Series E and Series F Incremental Loans to be borrowed up to an aggregate of $575.0 million and restore the amount available for additional incremental loans to $500.0 million (which, prior to giving effect to Amendment No. 3, would have been reduced by the amount of the Series E and Series F Incremental Loans and had previously been reduced by earlier Series C and Series D Incremental Loans) and (ii) delete the “Interest Coverage Ratio”, the “Senior Coverage Ratio” financial covenants and the step-down to 5.75x in the “Total Debt Ratio” financial covenant. Our lenders have no obligation to make additional loans to us out of the $500.0 million incremental facility, but may enter into such commitments at their sole discretion.
The foregoing description is qualified in its entirety by reference to Amendment No. 3 to the Credit Agreement filed as Exhibits 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description

10.1	Series E Incremental Loan Agreement dated as of March 28, 2007 between the Borrower, the Subsidiary Guarantors named therein, the Series E Incremental Lenders named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Series F Incremental Loan Agreement dated as of March 28, 2007 between the Borrower, the Subsidiary Guarantors named therein, the Series F Incremental Lenders named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1.	Amendment No. 3 dated as of March 28, 2007 to the Credit Agreement dated as of September 30, 2005 between the Borrower, the Subsidiary Borrower named therein, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 28, 2007	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre

Keith A. Istre
Treasurer and Chief Financial Officer

LAMAR MEDIA CORP.

	By:	/s/ Keith A. Istre

Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Series E Incremental Loan Agreement dated as of March 28, 2007 between the Borrower, the Subsidiary Guarantors named therein, the Series E Incremental Lenders named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Series F Incremental Loan Agreement dated as of March 28, 2007 between the Borrower, the Subsidiary Guarantors named therein, the Series F Incremental Lenders named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1.	Amendment No. 3 dated as of March 28, 2007 to the Credit Agreement dated as of September 30, 2005 between the Borrower, the Subsidiary Borrower named therein, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.